                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   FORM 8 - K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)  April 9, 2003


                          METROPOLITAN FINANCIAL CORP.
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)

        Ohio                         000-21553                 34-1109469
        ----                        ----------                 ----------
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
Incorporation of Organization)     File Number)             Identification No.)

                 22901 Millcreek Blvd. Highland Hills, OH 44122
                -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (216) 206-6000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



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ITEM 5. OTHER EVENTS

On April 9, 2003, the Registrant issued a press release that disclosed how Robert Kaye, its control shareholder, has elected how to exchange his shares in the Registrant in the pending share exchange process related to the merger of the Registrant with and into Sky Financial Group, Inc ("Sky"). Mr. Kaye has elected to exchange all his shares in the Registrant for 70 percent in Sky common stock and 30 percent in cash. A copy of the press release making such announcement is filed herewith as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

(c)     Exhibits


        99.1    April 9, 2003 press release.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               METROPOLITAN FINANCIAL CORP.



                               By:  /s/Kenneth T. Koehler
                                  -----------------------
                                  Kenneth T. Koehler,
                                  President & Chief Executive Officer
                                  (on behalf of the Registrant)


                               By:  /s/Marcus Faust
                                  -----------------
                                  Marcus Faust,
                                  Executive Vice President & Chief Financial
                                  Officer

                               By:   /s/Timothy W. Esson
                                   ---------------------
                                   Timothy W. Esson,
                                   Vice President-Finance for the Bank
                                   (as Principal Accounting Officer)



                                    Date:  April 11, 2003




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                                  EXHIBIT INDEX


      Exhibit Number                         Exhibit Description
      --------------                         -------------------
          99.1                               Press Release dated April 9, 2003.